UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

We have prepared the pro forma condensed consolidated combined financial statements to show the effect of the business combination of Zoo Games and Driftwood under the merger agreement entered into on July 7, 2008 and completed on September 12, 2008. The merger will be accounted for as a reverse merger with Zoo Games being treated as the acquirer. The unaudited pro forma condensed consolidated financial information is set forth below.

The following unaudited pro forma condensed consolidated financial information, which is referred to as the pro forma financial information, has been prepared to give effect to the merger of Zoo Games and Driftwood. The pro forma financial information also gives effect to include the operations of the various companies acquired by Zoo Games (Supervillain, DSI, Zoo-UK) as if they were each acquired by Zoo Games on January 1, 2007. The pro forma financial information was prepared using historical financial information for each entity.

The unaudited pro forma condensed balance sheet combines the consolidated balance sheet of Zoo Games as of June 30, 2008 and Driftwood as of June 30, 2008 and gives effect to the merger as if it occurred on June 30, 2008.

The unaudited pro forma condensed statement of operations for the year ended December 31, 2007 combines the following:
•	consolidated statement of operations of Zoo Games for the period from March 23, 2007 (inception) to December 31, 2007
•	statement of operations of Supervillain from January 1, 2007 to June 13, 2007
•	statement of operations of DSI from January 1, 2007 to December 18, 2007
•	statement of operations of Zoo-UK from January 1, 2007 to December 31, 2007
•	statement of operations of Driftwood from January 1, 2007 to December 31, 2007
This statement gives effect to the merger as if it took place on January 1, 2007.

The unaudited pro forma condensed statement of operations for the six months ended June 30, 2008 combines the following:
•	consolidated statement of operations of Zoo Games for the period from January 1, 2008 to June 30, 2008
•	statement of operations of Zoo-UK from January 1, 2008 to March 31, 2008
•	statement of operations of Driftwood from January 1, 2008 to June 30, 2008
This statement gives effect to the merger as if it took place on January 1, 2007.

The unaudited pro forma financial data reflects adjustments to record interest expense and amortization of debt discount related to sellers’ notes, amortization of intangibles and accrual of employee-related compensation and taxes arising from the acquisitions of Supervillain, DSI and Zoo-UK that would be recorded if the acquisitions and the merger took place on January 1, 2007. All transactions between companies during the applicable periods are eliminated on the consolidated statement of operations.

The unaudited pro forma financial data are presented for illustrative purposes only and are not necessarily indicative of what the Company’s actual financial position or results of operations would have been had the merger and acquisitions been completed on the dates indicated or on any future periods.

Zoo Games, Inc.
Unaudited Pro Forma Condensed Statement of Operations
For the Year ended December 31, 2007
(amounts in 000's except loss per unit/share and number of units/shares outstanding)

	3/23/07-12/31/07	1/1/07-6/13/07	1/1/07-12/18/07	1/1/07-12/31/07	1/1/07-12/31/07
	Zoo Games (1)	SVS (1)	DSI (2)	Zoo-UK (2)	Driftwood (1)	Eliminations	Adjustments		Consolidated

Revenue	$1,350	$1,277	$30,608	$6,831	$-	$(655)	$-		$39,410

Cost of goods sold	847	-	24,405	5,310	-	(655)	-		29,907

Gross profit	503	1,277	6,202	1,521	-	-	-		9,503

Operating expenses:
General and administrative expenses	2,666				55		486	(6)	3,207
Selling and marketing expenses	146		4,794	1,403					6,343
Research and development expenses	4,626	926							5,552
Loss on impairment of investment	2,003						(2,003)	(3)	-
Depreciation and amortization	219	3	38	88			1,520	(4)	1,869

Total Operating expenses	9,660	930	4,832	1,491	55	-	3		16,971

Operating profit (loss)	(9,157)	347	1,370	30	(55)	-	(3)		(7,468)

Interest expense (income), net	1,146	(6)	127	55	-	-	2,177	(5)	3,498

Income before tax	(10,303)	353	1,244	(25)	(55)	-	(2,180)		(10,966)

Tax (provision) benefit	58	-	-	-	-	-	3,900	(7)	3,958

Net (loss) income	$(10,245)	$353	$1,244	$(25)	$(55)	$-	$1,720		$(7,008)

Loss per unit - basic and diluted	$(10.94)				$(0.01)				$(0.37)

Weighted average shares (units) outstanding (9)	936,793				5,807,000			(8)	19,152,490

(1) Derived from audited financial statements.

(2) Derived from unaudited historical financial statements.

(3) Eliminate loss on impairment of investment discontinued in 2008.

(4) Represents the additional amortization of intangibles (content, trademarks and customer relationships) (See Note 10 of the Zoo Games, Inc. audited and unaudited financial statements included herein) that would be expensed if the Company acquired Supervillain, DSI and Zoo-UK as of January 1, 2007.

(5) Represents the additional interest expense and amortization of debt discount related to the Sellers' Notes (See Note 4 of the Zoo Games, Inc. audited and unaudited financial statements included herein) that would have been recorded in 2007 if the Company acquired Supervillain, DSI and Zoo-UK as of January 1, 2007.

(6) Represents the accrual of a commitment to the sellers of SVS that would have been recorded from January 2007 - June 13, 2007 if the Company had acquired Supervillain as of January 1, 2007and the accrual of a commitment to the sellers of Zoo-UK that would have been recorded during 2007 if the Company had acquired Zoo-UK as of January 1, 2007.

(7) Represents the tax effect of the pro forma transactions including the conversion of Zoo Games to a corporation using a 36% effective tax rate

(8) Represents the adjustment of shares to reflect for the merger terms and to reflect all other acquisitions occurring on January 1, 2007, as follows:

weighted average shares outstanding - Zoo Games	936,793
incremental shares to reflect SVS acquisition on Jan. 1, 2007	15,317
incremental shares to reflect DSI acquisition on Jan. 1, 2007	429,446
additional shares issued to DSI sellers	299,943
shares issued to Zoo-UK sellers	225,000
pro forma weighted average shares outstanding - Zoo Games	1,906,499
conversion factor for Zoo Games shares into Driftwood shares	7 times
Zoo Games shares converted into Driftwood shares	13,345,490
Driftwood weighted average shares outstanding	5,807,000

Total pro forma weighted average shares outstanding	19,152,490

(9) All Zoo Games unites were converted to shares on a one to one basis on May 16, 2008.

Zoo Games, Inc.
Unaudited Pro Forma Condensed Statement of Operations
For the Six Month Period ended June 30, 2008
(amounts in 000's except loss per share and number of shares outstanding)

		1/1/08-3/31/08
	Zoo Games (1)	Zoo-UK (1)	Driftwood (1)	Eliminations	Adjustments		Consolidated

Revenue	$15,487	$4,529	$-	$(630)	$-		$19,386

Cost of goods sold	13,911	3,106	-	(630)	-		16,387

Gross profit	1,576	1,423	-	-	-		2,999

Operating expenses:
General and administrative expenses	3,510		1,413		83	(4)	5,006
Selling and marketing expenses	2,469	337					2,806
Research and development expenses	2,997						2,997
Depreciation & amortization	1,076	22	-	-	69	(2)	1,167

Total operating expenses	10,052	359	1,413	-	152		11,976
Operating profit (loss)	(8,476)	1,064	(1,413)	-	(152)		(8,977)

Interest expense (income), net	1,230	72	-		137	(3)	1,439

(Loss) profit from continuing operations before tax	(9,706)	992	(1,413)	-	(289)		(10,416)

Tax (provision) benefit	1,056	-	-	-	850	(5)	1,906

(Loss) income from continuing operations	$(8,650)	$992	$(1,413)	$-	$561		$(8,510)

Loss per share from continuing operations - basic and diluted	$(3.38)		$(0.24)				$(0.32)

Weighted average shares outstanding	2,562,203		5,842,852			(6)	26,691,626

(1) derived from unaudited historical financial statements

(2) represents the additional amortization of intangibles (content, trademarks and customer relationships) (See Note 10 of the Zoo Games, Inc. audited and unaudited financial statements included herein) that would be expensed if the Company acquired Supervillain, DSI and Zoo-UK as of January 1, 2007.

(3) represents the additional interest expense and amortization of debt discount related to the Sellers' Notes (See Note 4 of the Zoo Games, Inc. audited and unaudited financial statements included herein) that would have been recorded in 2007 if the Company acquired Supervillain, DSI and Zoo-UK as of January 1, 2007.

(4) represents the accrual of a compensation commitment to the sellers of Zoo-UK that would have been recorded from January 2008 - March 31, 2008 if the Company had acquired Zoo-UK as of January 1, 2007.

(5) represents the tax effect of the pro forma transactions including the conversion of Zoo Games to a corporation.

(6) represents the adjustment of shares to reflect for the merger terms and to reflect all acquisitions had they occurred on January 1, 2007, as follows:

weighted average shares outstanding - Zoo Games	2,562,203
additional shares issued to DSI sellers	299,943
incremental shares to reflect the Zoo-UK acquisition on Jan. 1, 2007	116,250
pro forma weighted average shares outstanding - Zoo Games	2,978,396
conversion factor for Zoo Games shares into Driftwood shares upon merger	7 times
Zoo Games shares converted into Driftwood shares	20,848,774
Driftwood weighted average shares outstanding	5,842,852

Total pro forma weighted average shares outstanding	26,691,626

Zoo Games, Inc.
Unaudited Pro Forma Condensed Balance Sheet
As of June 30, 2008
(amounts in 000's except per share and share amounts)

	Zoo Games (1)	Driftwood (1)	Adjustments		Consolidated
ASSETS
Current Assets

Cash	$291	$88	$-		$379
Accounts receivable, net of allowances for returns and discounts of $1,092	2,735				2,735
Inventory	1,797				1,797
Prepaid expenses and other current assets	3,372				3,372
Product development costs - current	7,523				7,523
Deferred tax asset	576				576
Total Current Assets	16,294	88	-		16,382

Fixed assets, net	480				480
Goodwill	19,839				19,839
Intangible Assets, net	19,350	10			19,360
Total Assets	$55,963	$98	$-		$56,061

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$5,643	$155	$-		$5,798
Accounts payable financing arrangements	1,825				1,825
Accrued expenses and other current liabilities	5,920				5,920
Notes payable, net of discount - current portion	8,322	350	(3,695)	(5)	4,977
Total current liabilities	21,710	505	(3,695)		18,520

Notes payable, net of discount - non current portion	4,593		(3,201)	(5)	1,392
Deferred tax liability	5,241				5,241
Other long-term liabilities	417				417

Total Liabilities	31,961	505	(6,896)		25,570

Commitments and Contingencies

Stockholders' Equity
Preferred Stock, par value $0.001, 5,000,000 shares authorized, none issued and outstanding	-				-
Common Stock, par value $0.001, 75,000,000 shares authorized, 6,782,000 issued and outstanding, 32,520,132 pro forma shares issued and outstanding (Note (3) below)	3	7	18	(4)	32
			4	(5)
Paid-in-capital	43,113	1,130	(1,544)	(2)	49,573
			(18)	(4)
			6,892	(5)
Accumulated deficit	(19,114)	(1,544)	1,544	(2)	(19,114)

Total Stockholders' equity	24,002	(407)	6,896		30,491

Total Liabilities and Stockholders' equity	$55,963	$98	$-		$56,061

(1) derived from unaudited historical financial statements

(2) to eliminate the accumulated deficit from Driftwood and reclass it to paid-in-capital

(3) pro forma shares reflect the number of shares after the merger and includes the issuance of outstanding share obligations, as follows:

shares outstanding - Zoo Games	2,800,582
additional shares issued to DSI sellers	299,943
shares issued from conversion of sellers' notes (Note (5) below)	576,351
pro forma shares outstanding - Zoo Games	3,676,876
conversion factor for Zoo Games shares into Driftwood shares	7 times
Zoo Games shares converted into Driftwood shares	25,738,132
Driftwood shares outstanding	6,782,000

Total pro forma shares outstanding	32,520,132

(4) to record the additional par value of the shares to be issued per Note (3) above.

(5) to reflect the subsequent event of converting $6,896,000 of various sellers' notes into 576,351 shares of Zoo, or 4,034,457 shares of the merged Company (see Note 20 of the Zoo Games, Inc. audited and unaudited financial statements included herein)